Portfolio of Investments (unaudited)

As of September 30, 2020

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (101.2%)
COMMON STOCKS (101.2%)
INDIA (101.2%)
Communication Services (1.8%)
Affle India Ltd.(a)	100,000	$3,893,775
Info Edge India Ltd.	113,500	5,584,248
		9,478,023
Consumer Discretionary (3.9%)
Bosch Ltd.	30,023	5,592,324
Crompton Greaves Consumer Electricals Ltd.(a)	639,914	2,535,576
Hero MotoCorp Ltd.	101,216	4,319,009
Maruti Suzuki India Ltd.	87,600	8,018,389
		20,465,298
Consumer Staples (20.2%)
Godrej Agrovet Ltd.(b)	1,156,080	7,923,279
Godrej Consumer Products Ltd.	1,087,867	10,729,199
Hindustan Unilever Ltd.	1,320,818	37,060,212
ITC Ltd.	7,369,000	17,240,299
Jyothy Labs Ltd.	5,195,940	10,423,657
Nestle India Ltd.	84,300	18,197,601
Varun Beverages Ltd.	290,000	2,756,666
		104,330,913
Energy (1.6%)
Aegis Logistics Ltd.	2,725,000	8,492,098

Financials (25.0%)
Axis Bank Ltd.(a)	1,318,496	7,616,252
Bandhan Bank Ltd.(a)(b)	1,960,241	7,348,651
HDFC Bank Ltd.(a)	1,047,000	15,361,208
Housing Development Finance Corp. Ltd.	2,047,392	48,332,095
ICICI Prudential Life Insurance Co. Ltd.(b)	918,000	5,228,733
Kotak Mahindra Bank Ltd.(a)	1,591,476	27,445,784
SBI Life Insurance Co. Ltd.(a)(b)	1,631,758	17,882,685
		129,215,408

Health Care (9.3%)
Biocon Ltd.(a)	1,713,576	10,334,130
Fortis Healthcare Ltd.(a)	3,900,000	7,121,866
Piramal Enterprises Ltd.	343,161	5,824,892
Sanofi India Ltd.	106,170	12,384,152
Syngene International Ltd.(a)(b)	1,660,000	12,488,211
		48,153,251

Industrials (1.7%)
Container Corp. of India Ltd.	1,727,950	8,614,689

See Notes to Portfolio of Investments.

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of September 30, 2020

	Shares or Principal Amount	Value
Information Technology (21.5%)
Infosys Ltd.	2,809,854	$38,549,693
Mphasis Ltd.	886,748	16,745,242
Tata Consultancy Services Ltd.	1,344,366	45,313,429
Tech Mahindra Ltd.	980,000	10,517,973
		111,126,337
Materials (8.8%)
Asian Paints Ltd.	723,434	19,445,466
Shree Cement Ltd.	20,170	5,537,277
UltraTech Cement Ltd.	370,969	20,324,689
		45,307,432
Real Estate (4.5%)
Godrej Properties Ltd.(a)	1,104,528	12,904,645
Prestige Estates Projects Ltd.	2,997,469	10,330,971
		23,235,616
Utilities (2.9%)
Gujarat Gas Ltd.	1,962,000	8,169,741
Power Grid Corp. of India Ltd.	3,167,000	6,991,009
		15,160,750
Total Common Stocks		523,579,815
SHORT-TERM INVESTMENT (0.3%)
UNITED STATES (0.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.09%(c)	1,334,833	1,334,833
Total Short-Term Investment		1,334,833
Total Investments (Cost $297,195,260) —101.5%		524,914,648
Liabilities in Excess of Other Assets—(1.5)%		(7,801,477)
Net Assets—100.0%		$517,113,171

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2020.

See Notes to Portfolio of Investments.

The India Fund, Inc.

Notes to Portfolio of Investments (unaudited)

September 30, 2020

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the "Board"). These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors (the "Board"). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The India Fund, Inc.